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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 16, 2006
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                    000-27115                 77-0364943
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)



                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 16, 2006, the board of directors of PCTEL, Inc. ("PCTEL") elected Steven Levy as an additional member of the board of directors. Mr. Levy will serve as a Class III director, with his initial term expiring at the 2008 annual meeting of stockholders. Mr. Levy has not been appointed to serve on any of the committees of the board of directors at this time. For his service as a member of the board of directors, Mr. Levy will be compensated as follows:

     o    yearly cash retainer of $12,500;

     o $4,000 worth of shares of restricted common stock, based on the per share closing price of PCTEL's stock on the date of grant;

     o $2,500 in cash per board meeting attended (unless the board meeting is conducted by teleconference, in which case he will receive $1,000 in cash for each such telephonic meeting in which he participates);

     o stock option to purchase 15,000 shares of common stock pursuant to PCTEL's 1998 Director Option Plan (the "Plan") upon becoming a director; and

     o an additional stock option to purchase 10,000 shares of common stock pursuant to the Plan on January 1 of each year.

The compensation that Mr. Levy will receive as a member of the board of directors is consistent with the compensation received by PCTEL's other non-employee directors for their service on the board of directors.

     Mr. Levy most recently served as a Managing Director and Global Head of Communications Technology Research at Lehman Brothers until September 2005. Before joining Lehman Brothers, Mr. Levy was a Director of Telecommunications Research at Salomon Brothers, a Managing Director and Head of the Communications Research Team at Oppenheimer & Co. and a senior communications analyst at Hambrecht & Quist. Mr. Levy is also currently a member of the board of directors of Tut Systems, a broadband equipment vendor.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2006

                                 PCTEL, INC.


                                 By:  /s/ John Schoen
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                                      John W. Schoen, Chief Financial Officer





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